================================================================================
                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)

                                January 27, 2005

                          MIRAVANT MEDICAL TECHNOLOGIES

             (Exact name of registrant as specified in its charter)

            Delaware                          0-2554            77-0222872
            --------                          ------            ----------
 (State or other jurisdiction of    (Commission File Number)  (IRS Employer
         incorporation)                                      Identification No.)

                                336 Bollay Drive

                             Santa Barbara, CA 93117

          (Address of principal executive offices, including zip code)

                                 (805) 685-9880

              (Registrant's telephone number, including area code)

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(d) On January 27, 2005, the board of directors of Miravant Medical Technologies, or Miravant, appointed Robert J. Sutcliffe and Michael Khoury as new directors to the board. The board has determined that each of Messrs. Sutcliffe and Khoury are independent of Miravant and its management. Messrs. Sutcliffe and Khoury have both been named to the board's Audit and Compensation Committees.

A copy of the press release issued on January 31, 2005 by Miravant announcing the appointments of Messrs. Sutcliffe and Khoury to the board is attached hereto and incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits.

 (c)  Exhibits.

Exhibit No.    Description


99.1           Press Release issued by the Company dated Janaury 31, 2005.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Miravant Medical Technologies

                             By:/s/ John M. Philpott
                                ------------------------------------
                                    John M. Philpott
                                    Chief Financial Officer

Date:  January 31, 2005

                                  EXHIBIT INDEX

Exhibit No.    Description

99.1           Press Release issued by the Company dated January 31, 2005.